UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant     ☐

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☐       Preliminary Proxy Statement

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☐       Definitive Proxy Statement

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☐       Soliciting Material Pursuant to Rule 14a-12

MRI INTERVENTIONS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUPPLEMENT TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2019

On April 16, 2019, MRI Interventions, Inc. (“we”, “us”, “our” or the “Company”) filed a definitive proxy statement (the “Proxy Statement”) relating to its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”). The Annual Meeting will be held at the Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618, on Thursday, June 6, 2019 at 9:00 a.m., Pacific Time.

Subsequent to the Company’s filing of the Proxy Statement with the SEC, the Company entered into that certain Securities Purchase Agreement, dated as of May 9, 2019 (the “Purchase Agreement”), by and among the Company, PTC Therapeutics, Inc., (the “Lead Purchaser”), and certain other purchasers. Pursuant to the terms of the Purchase Agreement, and in accordance with our amended and restated bylaws and effective as of the closing of that transaction, which occurred on May 17, 2019, the Board of Directors of the Company (the “Board”) increased the size of the Board from six to seven members and, at the designation of the Lead Purchaser, appointed Marcio Souza to fill the resulting vacancy. For more information on the terms of the Purchase Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2019.

The Company is furnishing this supplement (this “Supplement”) in order to provide our stockholders with information regarding a new proposal to reelect our newly appointed director, Marcio Souza, that would have been included in the Proxy Statement had the director been appointed prior to the filing of the Proxy Statement. In order to facilitate the proper tallying of votes cast by our stockholders prior to the nomination of Mr. Souza for election as a director, the election of Mr. Souza as a director is being considered as a separate proposal, Proposal No. 3.

This Supplement is being furnished to our stockholders of record as of the close of business on April 8, 2019, the record date for the Annual Meeting, in connection with the solicitation of proxies to be voted at the Annual Meeting, and at any adjournment thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders attached hereto as Appendix A.

This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously mailed to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement amends and supersedes the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING TO BE HELD ON JUNE 6, 2019.

This Supplement, the Proxy Statement, the amended proxy card and our 2018 Annual Report on Form 10-K are available on the internet at www.cstproxy.com/mriinterventions/2019. In addition, a copy of the 2018 Annual Report on Form 10-K will be provided without charge upon the written request of any stockholder to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618, and may be found on the Company’s website at www.mriinterventions.com.

PROPOSAL NO. 3

ELECTION OF AN ADDITIONAL DIRECTOR

In addition to Proposal No. 1 of the Proxy Statement, in which our Board recommended that stockholders vote for the election to our Board of each of the nominees named in the Proxy Statement, our Board is pleased to inform you that a new candidate, Marcio Souza, age 40, has been nominated for election as a director. Mr. Souza was appointed to our Board effective as of May 17, 2019, for a term expiring at the Annual Meeting.

As previously disclosed by the Company, in connection with entering into the Purchase Agreement, the Board increased the size of the Board from six to seven members and, at the designation of the Lead Purchaser, appointed Mr. Souza to fill the resulting vacancy effective as of May 17, 2019 for a term expiring at the Annual Meeting.

If elected at the Annual Meeting, Mr. Souza is expected to serve until the 2020 Annual Meeting of Stockholders or until his earlier death, resignation or removal. We anticipate that Mr. Souza will be available for election, but if a situation arises in which he is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise. The Board has determined that Mr. Souza “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

In addition to Mr. Souza, the six other director nominees indicated in the Proxy Statement continue to stand for election at the Annual Meeting, as indicated in Proposal No. 1 – Election of Directors, which is described in the Proxy Statement.

What is the background and qualification of Marcio Souza?

Mr. Souza has served as PTC’s Chief Operating Officer since June 2017. Mr. Souza joined PTC in July 2014 as Vice President of Global Marketing and became Senior Vice President, Head of Global Product Strategy, in June 2016. From October 2012 until July 2014, Mr. Souza was the Executive Director of Marketing for NPS Pharmaceuticals, a biopharmaceutical company. From 2007 until 2012, Mr. Souza worked for Shire HGT, a biopharmaceutical company, in various positions of increasing responsibility in Latin America, the United States, and Switzerland, most recently as Senior Director, Global Commercial. Mr. Souza holds a graduate degree in pharmacy and biochemistry from University of Sao Paulo and has received his MBA from Fundacao Dom Cabral in Brazil. We believe that Mr. Souza is qualified to serve on our Board because of his leadership experience, operational acumen and biopharmaceutical industry expertise.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IDENTIFIED ABOVE.

VOTING

The Company’s Amended and Restated Bylaws provide for plurality voting in director elections. In an uncontested director election, directors are elected by a plurality of the votes cast, which means that the number of shares voted “FOR” a director must be greater than zero. The seven nominees receiving the most “FOR” votes among votes properly cast in person or by proxy at the Annual Meeting will be elected to serve on our Board (assuming a quorum of a majority of the outstanding shares of common stock is present).

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed amended proxy card includes the addition of Proposal No. 3, to elect Marcio Souza as an additional director of the Company to serve until the 2020 Annual Meeting of Stockholders. You should resubmit your vote on all proposals by submitting the amended proxy card enclosed with this Supplement. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not include any vote on Proposal No. 3.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal Nos. 1 and 3, and “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal No. 2. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal No. 2. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on Proposal Nos. 1, 2 and 3.

OTHER BUSINESS

As of the date of this Supplement, our Board does not know of any matters other than those described in the Proxy Statement and this Supplement that will be presented for action at the 2019 Annual Meeting of Stockholders. If other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

Appendix A

MRI INTERVENTIONS, INC.

5 Musick

Irvine, California 92618

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2019

The regular Annual Meeting of Stockholders of MRI Interventions, Inc. will be held on Thursday, June 6, 2019 at 9:00 a.m., Pacific Time, at the Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618 for the following purposes:

1.	Election of our Directors. To elect six directors of the Company to serve until the 2020 Annual Meeting of Stockholders.
2.	Ratification of the Auditors. To ratify the selection of Cherry Bekhaert LLP as the Company’s independent registered public accounting firm for the current fiscal year.
3.	Election of the Additional Director. To elect Marcio Souza as an additional director of the Company to serve until the 2020 Annual Meeting of Stockholders.
4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The Proxy Statement first made available to stockholders on or about April 19, 2019 (the “Proxy Statement”) provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that certain information with respect to the fourth proposal listed above is set forth in the accompanying Supplement to the Proxy Statement (the “Supplement”).

The Company’s Board of Directors fixed the close of business on April 8, 2019 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. On that day, 11,067,207 shares of common stock were outstanding. Each share entitles the holder to one vote.

Your vote is very important. Please carefully review the Proxy Statement and the Supplement and submit your proxy over the Internet, by telephone or by mail whether or not you plan to attend the Annual Meeting. If you hold your shares in street name through a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors.

Harold A. Hurwitz,

Chief Financial Officer and Secretary

Irvine, California

May 17, 2019

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

# MRI INTERVENTIONS, INC.

**Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 5, 2019.**

**INTERNET/MOBILE — www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**PHONE – 1 (866) 894-0536**
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL** – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**AMENDED PROXY**

Please mark your votes like this X

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.**

1. Election of Directors — FOR ALL ☐ AGAINST ALL ☐ FOR ALL EXCEPT ☐
   (1) Joseph M. Burnett
   (2) R. John Fletcher
   (3) Pascal E.R. Girin
   (4) Kimble L. Jenkins
   (5) Timothy T. Richards
   (6) John N. Spencor, Jr.

**(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.)**

______________________________

2. Ratification of the appointment of Cherry Bekaert LLP as MRI Interventions' independent registered accounting firm for the fiscal year ending December 31, 2019. — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Election of Additional Director — FOR ☐ AGAINST ☐
   Marcio Souza

**THIS AMENDED PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND IN FAVOR OF ELECTING THE ADDITIONAL NOMINEE TO THE BOARD OF DIRECTORS.**

CONTROL NUMBER

Signature__________________ Signature, if held jointly__________________ Date__________, 2019

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

**The Notice, Proxy Statement, Supplement and Annual Report on Form 10-K are available at http://www.cstproxy.com/mriinterventions/2019**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**AMENDED PROXY**

**THIS AMENDED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# MRI INTERVENTIONS, INC.

**ANNUAL MEETING OF STOCKHOLDERS**

**THURSDAY, JUNE 6, 2019, 9:00 A.M. PACIFIC TIME**

The undersigned appoints Joseph M. Burnett and Harold A. Hurwitz, and each of them, as proxies, with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of MRI Interventions, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MRI Interventions, Inc. to be held at Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618, on June 6, 2019 at 9:00 a.m. Pacific Time, and at any and all adjournments, continuations, and postponements thereof, with all powers the undersigned would possess if personally present, upon and in respect of the matters designated on the reverse hereof and in accordance with the following instructions.

**THIS AMENDED PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND IN FAVOR OF ELECTING THE ADDITIONAL NOMINEE TO THE BOARD OF DIRECTORS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.**

**(Continued, and to be marked, dated and signed, on the other side)**